EX-99.23(p)(81)

[CREDIT SUISSE GRAPHIC OMITTED]
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[P-30008 policy GRAPHIC OMITTED]
[Personal Trading Policy GRAPHIC OMITTED]
[Date: January 2007 GRAPHIC OMITTED]
[Organizational unit: LCD GRAPHIC OMITTED]
[Produced by:  Stephen T. Paine GRAPHIC OMITTED]
[These materials may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Credit Suisse GRAPHIC OMITTED]

SUMMARY

Establishes rules of conduct for all employees of AMD when conducting personal investment activities

TABLE OF CONTENTS
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1.            Introduction
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2.            Definitions
3.            Statement of General Principles
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4.            Mutual Funds and Other Regulated Collective Investment Schemes
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5.            Trading Accounts
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6.            Pre-Clearance Requirements
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7.            Conflicts/Disclosure of Interest
8.            Trading Prohibitions
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9.            Reporting and Other Compliance Procedures
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10.           Local LCD, Compliance Monitoring and Supervisory Review
11.           Sanctions
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12.           Confidentiality
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13.           Conflict of Rules
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14.           Further Information
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15.           Approval and Entry into Force
Appendix      1 Personal Trading Policy I
              2 Personal Trading Policy II
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

1.   INTRODUCTION


This Global Personal Trading Policy and any relevant local supplement (referred to throughout as the "Policy") establishes rules of conduct for all employees of the Asset Management division of Credit Suisse ("AM") when conducting personal investment activities and supersedes all previously issued policies and directives on this subject. Please ensure that you read and fully understand how this Policy applies to your activities. If you have any questions please contact your local Legal and Compliance Department ("Local LCD"). Violation of this Policy may be grounds for disciplinary action, including dismissal and, where appropriate, referral to relevant government authorities and self-regulatory organizations. Any circumvention of this Policy will be treated as a violation.

2.   DEFINITIONS


For purposes of this Policy:

o the term iss."Employees" shall include: (i) any employee of AM; (ii) full-time consultants, full-time contractors and long-term temporary workers on more than a six-month assignment; (iii) any other person designated in the sole discretion of Local LCD; and (iv) non-employee directors of AM, or its affiliated sub-advisers, if any;

o the term "security" shall include any security, including a security issued by any collective investment vehicle or fund, as well as an option to purchase or sell, any security that is convertible or exchangeable for, and any other derivative interest relating to the security; "security" shall exclude commodities and foreign currency exchange contracts;

o the terms "purchase" and "sale" of a security shall include, among other things, the writing of an option to purchase or sell a security;

o the term "Credit Suisse client" shall include all advisory clients of the Employee's local Credit Suisse office, including (i) funds advised by the office; and (ii) funds sub-advised by the office to the extent that the local AM office renders discretionary investment advice

o the term "Employee account" includes any account in which an Employee has a direct or indirect financial interest (by contract, arrangement, understanding, relationship or otherwise) or has the power, directly or indirectly, to make or influence investment decisions. For the purposes of the Policy, each Employee is deemed to have a direct or indirect financial interest in the following additional accounts:

     - accounts of the Employeei|s spouse, partner, minor children and other family members residing in the Employee's household (each, a "Family Member");
     - accounts of any investment club in which the Employee or a Family Member participates;
     - accounts of any corporation, limited liability company or similar entity the management or policies of which are controlled by the Employee or a Family Member or accounts of any limited partnership of which the Employee or a Family Member is a general partner; and
     - accounts of any trust of which the Employee is trustee, beneficiary or settlor

The above list of accounts is meant to be a representative list and is not meant to be exhaustive.

3.   STATEMENT OF GENERAL PRINCIPLES


In conducting personal investment activities, all Employees are required to comply with all applicable laws and regulations and the following general fiduciary principles:

o    the interests of Credit Suisse clients must always be placed first;
o Employees may not knowingly engage in any transaction with a client of Credit Suisse;
o all personal securities transactions must be conducted in such a manner as to avoid any actual, potential or perceived conflict of interest or any abuse of an individual's position of trust and responsibility;
o Employees must not take inappropriate advantage of their position or information that they have received or to which they have access; and
o personal trading must not take too much of the Employeei|s time or otherwise interfere with the Employee's ability to fulfill his or her job responsibilities in the judgment of the Employee's manager or the AM Local Management Committee

AM has designed separate policies and procedures in order to detect and prevent insider trading (see Global Compliance Policy- Prohibition of Insider Trading and any local supplement), and governing directorships and outside business activities (see Policy on Directorships and Secondary Occupations (Policy No.:
W-0004)), which should be read together with this Policy. For example, Employees who manage or provide analysis for funds may not tradeor recommend that others trade in shares of the funds while in possession of material, non-public information regarding such funds. Nothing contained in this Policy should be interpreted as relieving any Employee from the obligation to act in accordance with any applicable law, rule or regulation or any other statement of policy or procedure to which he or she is subject.

4.   MUTUAL FUNDS AND OTHER REGULATED COLLECTIVE INVESTMENT SCHEMES


Employees are not required to pre-clear trades in shares of mutual funds (i.e., open-end funds) and other regulated collective investment schemes not advised by AM (or an affiliate), but must report all trades and holdings as described below in Section 8. Trades in shares of such funds, other than money market funds, are subject to the Short-Term Trading Prohibition set forth in Section 8 A.

5.   TRADING ACCOUNTS


All Employee accounts will be subject to monitoring by Local LCD. Each Local LCD will determine whether Employee accounts must be maintained at an affiliate of Credit Suisse or at an unaffiliated entity. No Employee shall open or maintain a numbered account or an account under an alias without the express prior written approval of Local LCD.

6.   PRE-CLEARANCE REQUIREMENTS


Employees must pre-clear trades of the securities set forth below with Local LCD for each Employee account (Attachment B is a form to request such approval). If clearance is given for a transaction and such transaction is not effected on that business day, a new pre-clearance request must be made.


SECURITIES SUBJECT TO THE PRE-CLEARANCE REQUIREMENT:


EQUITIES

o    common stock;
o    preferred stock; and
o    rights and warrants


OPTIONS ON SINGLE INDIVIDUAL SECURITIES (SUBJECT TO THE RULES HEREIN ON THE USE OF OPTIONS)

o    puts; and
o    calls


BONDS

o non-investment grade debt securities (i.e., "junk bonds"), including unrated debt securities of equivalent "junk" quality;
o debt securities (investment grade or non-investment grade) convertible into equity securities;
o    municipal debt securities (investment grade or non-investment grade); and
o    mortgage-backed and other asset-backed securities


FUTURES

o      Narrow-based Index Futures (i.e., sector Index Futures)


FUNDS

o    closed-end fund shares traded on an exchange or other secondary market;
o open-end funds advised by AM or an affiliate; provided that the purchase of shares of a mutual fund advised by AM in an amount of $2500 or less need not be pre-cleared;
o    narrow-based indices and narrow-based ETFs (e.g., sector-specific indices);
     and
o private funds, limited partnerships, unregulated collective investment schemes and similar vehicles. (Please note special requirements set forth below in Section 8 E.)


PLEASE NOTE THAT CERTAIN SECURITIES MAY BE SUBJECT TO A RESTRICTED LIST, IN WHICH CASE PURCHASES AND / OR SALES MAY BE PROHIBITED.


TRANSACTIONS EXEMPT FROM THE PRE-CLEARANCE REQUIREMENT:

o purchases and sales of shares of mutual funds (i.e., open-end funds) not advised by AM (or an affiliate) and other regulated collective investment schemes;
o purchases and sales of broad-based exchange-traded funds (e.g., non sector-specific indices, including but not limited to, CAC 40, S&P 500, SMI or DAX);
o purchases and sales of broad-based index (e.g., non sector-specific indices, including but not limited to, CAC 40, S&P 500, SMI or DAX) futures, options on the index, or warrants and options on these futures;
o purchases and sales of shares of closed-end funds that are not traded on an exchange or other secondary market;
o purchases and sales of fixed income securities issued, guaranteed or sponsored by a government member of the Organization of Economic Co-Operation and Development ("OECD");
o purchases and sales of investment grade debt (other than as described immediately above) with a transaction value (at time of purchase) of less than $250,000;
o purchases that are part of an automatic purchase plan, such as an automatic dividend reinvestment plan or a plan to purchase a number of shares per month;
o purchases and sales that are involuntary on the part of Employees and Credit Suisse clients (e.g., stock splits, tender offers, and share buy-backs);
o    acquisitions of securities through inheritance;
o purchases and sales in any account over which an Employee has no direct or indirect influence or control over the investment or trading of the account (e.g., an account managed on a discretionary basis by an outside portfolio manager, including a "Blind Trust");
o purchases by the exercise of rights offered by an issuer pro rata to all holders of a class of its securities, to the extent that such rights were acquired from the issuer;
o purchases of securities whereby the acquisition is a result of an entity converting from a mutual ownership to a stock ownership; and
o    sales pursuant to tender offers by an issuer


PLEASE  NOTE  THAT  ALL  SECURITIES  ARE  SUBJECT  TO  THE  SHORT-TERM   TRADING
PROHIBITION (SECTION 8 A.) AND REPORTING (SECTION 9) REQUIREMENTS.

7.   CONFLICTS / DISCLOSURE OF INTEREST


No Employee may recommend to, or effect for, any Credit Suisse client, any securities transaction without having disclosed to Local LCD his or her personal interest (actual or potential), if any, in the issuer of the securities, including without limitation:

o any ownership or contemplated ownership of any privately placed securities of the issuer or any of its affiliates;
o any employment, management or official position with the issuer or any of its affiliates;
o any present or proposed business relationship between the Employee and the issuer or any of its affiliates; and
o any additional factors that may be relevant to a conflict of interest analysis

Where the Employee has a personal interest in an issuer, a decision to purchase or sell securities of the issuer or any of its affiliates by or for a Credit Suisse client shall be subject to an independent review by Local LCD.

8.   TRADING PROHIBITIONS


Purchases and sales of securities that are exempt from the Pre-Clearance Requirement are also exempt from 8B - 8J.


A.   SHORT-TERM TRADING

In no event may an Employee make a purchase and sale (or sale and purchase) of a security, including shares of any (open-end) mutual fund or other regulated collective investment schemes (other than money market funds) within the number of days after the date of the initial purchase or sale as set forth in Appendix A-1 for Employees of an AM entity that is registered as an investment adviser in the United States and A-2 for all other covered Employees. Local LCD, in its sole discretion, may extend this prohibition period for particular securities and/or Employees. The Short-Term Trading Prohibition shall be administered on a "First In / First Out" basis.


EXEMPTIONS FROM SHORT-TERM TRADING PROHIBITION:

o Volitional purchases or sales of shares of any (open-end) mutual fund or other regulated collective investment scheme made within 30 days of an automatic purchase or sale, such as a periodic purchase or redemption plan

     - Examples: (1) Employee purchases shares of a fund twice a month in a retirement account pursuant to a "Dollar Cost Averaging Automatic Purchase Plan." Employee redeems shares of the fund from which he purchased shares within the prior month. Employee's redemption of the shares is exempt from the Short-Term Trading Prohibition. (2) Employee invests in a fund (outside of an automatic purchase program)and then redeems the shares within 30 days of the investment. Employee's redemption is prohibited

o Sales of a security at a significant loss (generally at a loss of 30% or more) (only with approval of LCD)


B.   SIDE-BY-SIDE TRADING

No Employee may purchase or sell (directly or indirectly) any security if at the time of such purchase or sale:

o There is a "buy" or "sell" order pending for an Asset Management division client that has not yet been executed; or
o the Employee knows (or should know) that the security is being considered for purchase or sale by or for any Credit Suisse client


EXEMPTION FROM SIDE-BY-SIDE TRADING PROHIBITION:

o Transactions on the Side-by-Side / Blackout Period Exemption List, which may be updated from time to time. Such list shall be based on a determination that neither the Employee transaction, nor any transaction by Credit Suisse clients (individually or in the aggregate), would have a material impact on the price of the security


C.   BLACKOUT PERIODS

Employees are prohibited from trading in any security during each "blackout period," which is the period from five business days (i.e., days on which the major exchange(s) in the country of your local Credit Suisse office are open) before through one business day after an AM client trades in the security. Please note that, if upon review of your preclearance request or subsequent review of trades you are found to have executed your trade during the blackout period, you may be required to unwind the trade, donate any profits to charity or swap execution with a client if you obtained a better price for your trade than the AM client.


EXEMPTION FROM BLACKOUT PERIODS PROHIBITION:

o Transactions on the Side-by-Side/Blackout Period Exemption List , which may be updated from time to time. Such list shall be based on a determination that neither the Employee transaction, nor any transaction by Credit Suisse clients (individually or in the aggregate), would have a material impact on the price of the security.


D.   INITIAL PUBLIC OFFERINGS

No Employee may directly or indirectly acquire any security (or a financial interest in any security) in an initial public offering in the primary securities market, unless the acquisition is pursuant to a separate non-institutional offering to members of the general public, the securities included in such offering cannot be offered to any Credit Suisse client and the Employee has received permission from the Local LCD.


E.   PRIVATE PLACEMENTS

No Employee may directly or indirectly acquire or dispose of any privately placed security (or any financial interest in any privately placed security) without the express prior written approval of Local LCD. Approval will take into account, among other factors, whether the investment opportunity should be reserved for an AM client, whether the opportunity is being offered to the Employee because of his or her position with AM or as a reward for past transactions and whether the investment creates, or may in the future create, a conflict of interest. Attachment A is a form to request such approval.


F.   FUTURES CONTRACTS

No Employee may invest in futures contracts with respect to an individual security, but may invest in futures contracts with respect to indices, interest rates and commodity indices.


G.   OPTIONS

No Employee may write (i.e., sell) any options on an individual security, except for hedging purposes and only if the option is fully covered. Employees may write options on indices and purchase options on individual securities and indices.


PLEASE NOTE THAT THE PURCHASE AND SALE OF ALL OPTIONS ARE SUBJECT TO THE SHORT-TERM TRADING PROHIBITION (SECTION 8 A.).


H.   FINANCIAL SPREAD BETTING

No Employee may invest in futures contracts with respect to an individual security, but may invest in futures contracts with respect to indices, interest rates and commodity indices.


I.   TRADING, HEDGING AND SPECULATION IN CREDIT SUISSE GROUP SECURITIES

Employees may trade CSG stock, subject to applicable CSG policy on trading in CSG shares (see Employee Personal Transaction in Credit Suisse Group Securities (Policy No. GP-00101)) and may only hedge vested positions in CSG stock through short sales or derivative instruments. Uncovered short exposure, through short sales or otherwise, is not permitted without the express prior written approval by Local LCD.


J.   UNLIMITED LIABILITY TRANSACTIONS / SHORT SELLING

No Employee may engage in any transaction with respect to an individual issuer that can result in a liability that is greater than the amount invested. Accordingly, short selling is only permitted to hedge an underlying security position held by the Employee.

9.   REPORTING AND OTHER COMPLIANCE PROCEDURES


A.   INITIAL CERTIFICATION

Within 10 calendar days after the commencement of employment with AM, each Employee shall submit to Local LCD an initial certification in the form of Attachment C to certify that:

o he or she has read and understood this Policy and recognizes that he or she is subject to its requirements;
o he or she has disclosed or reported all personal securities holdings (e.g., title, number of shares, principal amount) in which Employee has a direct or indirect financial interest (which information must be current as of a date no more than 45 days prior to the date the person becomes an Employee), including all Employee accounts; and
o he or she has reported the name(s) of each person or institution managing any Employee account (or portion thereof) for which the Employee has no direct or indirect influence or control over the investment or trading of the account

As part of orientation for all new Employees, Local LCD shall notify all new Employees about the Initial Certification requirements. The Human Resources
("HR") department of the local AM office shall notify Local LCD of all new Employees, including full-time consultants and long-term temporary workers and contractors on more than a six-month assignment.


B.   ANNUAL CERTIFICATION

Each Employee shall submit to Local LCD an annual certification in the form of Attachment D every year to certify, among other things, that:

o he or she has read and understood this Policy and recognizes that he or she is subject to its requirements;
o he or she has complied with all requirements of this Policy; and he or she has disclosed or reported, as of December 31st of the prior year, (a) all personal securities transactions for the previous year, (b) all personal securities holdings (e.g., title, number of shares, principal amount) in which Employee has a direct or indirect financial interest, including all Employee accounts, and (c) the name(s) of each person or institution managing any Employee account (or portion thereof) for which the Employee has no direct or indirect influence or control over the investment or trading of the account

Employees should comply with the initial and annual reporting requirements by submitting account statements and/or Attachment E to Local LCD within the prescribed periods.


C.   QUARTERLY REPORTING

Each Employee shall submit the following documentation (electronically or otherwise) to Local LCD within 30 calendar days after the end of each calendar quarter:

o duplicate copies of confirmations of all personal securities transactions, if any, and copies of periodic statements for all Employee accounts, including confirmations and statements for transactions exempt from the Pre-Clearance Requirement;
o if an Employee account was first established during the quarter, then the Employee should report to Local LCD the following information if not included in the periodic statement: (i) name of broker-dealer, (ii) date on which the account was established, and (iii) if the Employee has no direct or indirect influence or control over the investment or trading of the account, the name(s) of each person or institution managing the account (or portion thereof); and
o if not included in the periodic statements, a transaction report for all securities that were acquired or disposed of through gift or acquired through inheritance

Employees may request their broker-dealers to provide such documentation on their behalf (electronically or otherwise) to satisfy their quarterly reporting requirements. If it is impossible for an Employee to submit the quarterly documentation to submit to Local LCD within 30 calendar days after the end of the calendar quarter, then the Employee shall submit a report prepared by the Employee to Local LCD containing the information in such documentation, which shall include the date of the submission of the report.

Employees of non-U.S. registered investment advisers may, to the extent they desire, for the Quarterly Reporting obligation described in Paragraph A-C above, disclose only the name of each security held and any position in which the employee has a "significant interest." For purposes of this policy, significant interest shall mean the lesser of USD $100,000 or 1% of the shares/issue outstanding of a particular security. Employees of U.S. registered investment advisers must comply in full with Paragraph C above.


10.  LOCAL LCD, COMPLIANCE MONITORING AND SUPERVISORY REVIEW

A. Local LCD may exempt any account or transaction from one or more trading prohibitions or reporting provisions in writing under limited circumstances if the transaction or the waiver of the reporting requirements is not inconsistent with the purpose of this Policy and does not violate any applicable provisions of securities laws.

B. Local LCD shall report material issues under this Policy immediately to both the Local Management Committee (or equivalent body) of the corresponding AM office, the Chief Compliance Officer of the funds advised by AM (the "CCO"), if any, and the Global General Counsel. At least annually, Local LCD shall prepare a written report to the Local Management Committee (or equivalent body) of the corresponding Credit Suisse office, the Global General Counsel, the CCO and any other relevant recipient, that:
o describes issues that have arisen under this Policy since the last report, including, but not limited to, material violations of the Policy or procedures that implement the Policy and any sanctions imposed in response to those violations; and
o certifies that the Local AM office has adopted procedures reasonably necessary to prevent Employees from violating the Policy


11.  SANCTIONS

Upon discovering that an Employee has not complied with the requirements of this Policy, the AM Local or Global Executive Committees (or equivalent bodies) may, subject to applicable law or regulation, impose on that person whatever sanctions are deemed appropriate, including censure, fine, reversal of transactions, disgorgement of profits (by donation to charity of Employee's choice where permissible under applicable law), suspension or termination of employment.


12.  CONFIDENTIALITY

All information obtained from Employees under this Policy shall be kept in strict confidence by AM, except that personal trading information will be made available to any regulatory or self-regulatory organization to the extent required by applicable law or regulation. To the extent permissible under applicable law or regulation, AM may also (i) make each Employee's information available to the Employee's manager(s), the AM Local Executive Committee (or equivalent body(ies)) and their appointees, and (ii) make such information available to the AM Global Executive Committee (or equivalent body(ies)) and any other business unit or legal entity of CSG, including any of its domestic or foreign subsidiaries or branches, to consider violations of this Policy. To the extent required by applicable law, the sharing of such information will be subject to a data confidentiality agreement with the entity receiving such information.


13.  CONFLICT OF RULES

Where an Employee works in an office of another CSG entity or in close proximity to staff from another CSG entity, Local LCD shall determine which policies apply to the Employee.


14.  FURTHER INFORMATION

Any questions regarding this Policy should be directed to Local LCD.


15.  APPROVAL AND ENTRY INTO FORCE

The present Policy was approved by the Global Executive Committee in its meeting on March 31, 2004 and enters into force August 30, 2004.

Allen Meyer
General Counsel Investment Banking.
sig.

HOLDING PERIODS FOR NON-U.S. REGISTERED ADVISERS
Appendix A-2

-----------------------------------------------------------------------------------   -------------------------------
PRODUCT                                                                                         HOLDING PERIOD
Equities
Common Stock                                                                                       30 days
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Warrants                                                                                           30 days
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Convertibles                                                                                       30 days
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------------------------------------------------------------------------------------- -------------------------------
Options on Single Stocks
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
      Puts                                                                                         30 days
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------------------------------------------------------------------------------------- -------------------------------
      Calls                                                                                        30 days
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------------------------------------------------------------------------------------- -------------------------------
  Options
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Index                                                                                              7 days
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Currency                                                                                           7 days
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Commodities                                                                                        7 days
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Options on Futures                                                                                 7 days
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Interest Rates                                                                                     7 days
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------------------------------------------------------------------------------------- -------------------------------
  Bonds
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Investment grade bonds                                                                             7 days
------------------------------------------------------------------------------------- -------------------------------
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Non investment grade and/or linked to equity                                                       30 days
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Municipals                                                                                         30 days
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  Futures
------------------------------------------------------------------------------------- -------------------------------
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Futures on single stocks                                                                           30 days
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Futures on commodities, interest rates, currencies and indices                                     7 days
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
  Mutual funds
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Mutual funds (open-end and closed-end funds)                                                       30 days
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Broad-based exchange-traded funds and broad-based index mutual funds (e.g., non                    1 day
sector-specific indices, including but not limited to, CAC 40, S&P 500, SMI or DAX)
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
?Narrow-based exchange traded funds and narrow-based index mutual funds (e.g.,                     7 days
sector-specific indices)
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Money market funds                                                                                 None
------------------------------------------------------------------------------------- -------------------------------
* Please see local supplement for exemptions and clarifications
---------------------------------------------------------------------------------------------------------------------

SPECIAL APPROVAL FORM

ATTACHMENT A

     1. The following is a private placement of securities (or other investment requiring special approval) that I want to dispose of or acquire:

----------------------------------------- -------------- -------------- --------------- -------------- --------------
NAME OF PRIVATE SECURITY, IPO OR           DATE TO BE     AMOUNT TO BE   RECORD OWNER   PURCHASE PRICE  HOW ACQUIRED
OTHER INVESTMENT                           ACQUIRED       HELD                                         (BROKER/ISSUER)
----------------------------------------- -------------- -------------- --------------- -------------- --------------
----------------------------------------- -------------- -------------- --------------- -------------- --------------

----------------------------------------- -------------- -------------- --------------- -------------- --------------
----------------------------------------- -------------- -------------- --------------- -------------- --------------

----------------------------------------- -------------- -------------- --------------- -------------- --------------
----------------------------------------- -------------- -------------- --------------- -------------- --------------

----------------------------------------- -------------- -------------- --------------- -------------- --------------

---------------------------------------------------------------------------------------------------------------------

2. Are you aware of a client of the Asset Management division business of Credit Suisse ("AM") for whom this investment opportunity would be appropriate?
      ___ Yes ___ No

3. Is this investment opportunity being offered to you because of your position/employment with AM or as a reward for any transaction?
     ___ Yes ___ No

4. Would this investment create, now or in the future, a conflict of interest with an AM client?
     ___ Yes ___ No

5. Will you have any type of management role with the issuer (General Partner, Director, etc...)?
     ___ Yes ___ No

6. I agree to promptly notify the Legal and Compliance Department should I become aware of a public offering of the securities.
     ___ Yes ___ No

7. If an IPO, confirm that the offering is a separate, non-institutional offering to members of the general public, and cannot be offered to any client of Credit Suisse client.
      ____Yes, I confirm ___ No, I cannot confirm

I certify, as applicable, that I (a) am not aware of any non-public information about the issuer, (b) have made all disclosures required by the AM Global Personal Trading Policy, and (c) will comply with all reporting requirements of the AM Global Personal Trading Policy.


------------------------------------------------        ------------------------
------------------------------------------------        ------------------------
Signature                                               Date

--------------------------------------------------------
--------------------------------------------------------
 Print name
 _____  Approved        _____  Not approved


------------------------------------------------        ------------------------
------------------------------------------------        ------------------------
 Local LCD                                              Date

PERSONAL TRADING PRE-CLEARANCE FORM

ATTACHMENT B


1.       Security:    _________________________________________________

         Ticker:      _________________________________________________

         ____ Purchase ____ Sale


2.       Number of shares/bonds/units/contracts:
         ____________________________________________________________________

3.       Account name / short name:
         _____________________________________________________________________

4.       Bank / brokerage firm AND account number:
         __________________________________________________________________

5. Are you aware of a client of the Asset Management division business of Credit Suisse ("AM") for whom this investment opportunity is appropriate?:______________________________________________________

6.       Have you purchased or sold the security within two months of today?

         ____ Yes _____ No.

7.       Are you aware that:
          o there is a "buy" or "sell" order pending for an AM client that has not yet been executed; or
          o the security is being considered for purchase or sale by or for an AM client.

          _____ Yes ______ No

         If yes, please describe.

         __________________________________________________________________

         [NOTE: LOCAL LCD STILL MUST COMPLETE REVIEW OF TRADING ACTIVITY]


8.        Is the transaction on the Side-by-Side/Blackout Period Exemption List?

          ____ Yes _____ No

I certify that I (a) am not aware of any non-public information about the issuer, (b) have made all disclosures required by the AM Global Personal Trading Policy and this trade otherwise complies with the AM Global Personal Trading Policy, including the prohibition on investments in initial public offerings, and (c) will comply with all reporting requirements of the AM Global Personal Trading Policy.

------------------------------------------------        ------------------------
------------------------------------------------        ------------------------
Signature                                               Date

--------------------------------------------------------
--------------------------------------------------------
 Print name
 _____  Approved        _____  Not approved

------------------------------------------------        ------------------------
------------------------------------------------        ------------------------
 Local LCD                                              Date (valid this
                                                        business day only)

INITIAL CERTIFICATION

ATTACHMENT C


I certify that:

o I have read and understood the Global Personal Trading Policy of the Asset Management division of Credit Suisse ("AM"), which includes any applicable local supplement, and recognize that I am subject to its requirements.
o I have disclosed or reported all personal securities holdings in which I have had a direct or indirect financial interest, including all "Employee accounts" as defined in the AM Global Personal Trading Policy, as of the date I became an "Employee" of Credit Suisse. I have also reported the name(s) of each person or institution managing any Employee account (or portion thereof) for which I have no direct or indirect influence or control over the investment or trading of the account.
o I understand that Credit Suisse will monitor securities transactions and holdings in order to ensure compliance with the AM Global Personal Trading Policy. I also understand that personal trading information will be made available to any regulatory or self-regulatory organization to the extent required by applicable law or regulation. I also understand that, to the extent permissible under applicable law or regulation, Credit Suisse may also (i) make each Employee's information available to the Employee's manager(s), the AM Local Executive Committee (or equivalent body(ies)) and their appointees, and (ii) make such information available to the AM Global Executive Committee (or equivalent body(ies)) and any other business unit or legal entity of CSG, including any of its domestic or foreign subsidiaries or branches, to consider violations of this Global Personal Trading Policy. To the extent required by applicable law, the sharing of such information will be subject to a data confidentiality agreement with the entity receiving such information.
o For the purpose of monitoring securities transactions and holdings information under the AM Global Personal Trading Policy only, I confirm that I will (i) provide copies of all confirmations and statements subject to this Policy and/or (ii) instruct all financial institutions to provide copies of all such documents. This covers my current Employee accounts and accounts that will be opened in the future during my employment with Credit Suisse.
o I understand that any circumvention or violation of the AM Global Personal Trading Policy will lead to disciplinary and/or legal actions, including dismissal.
o I understand that I have to report any additions, deletions or changes with respect to Employee accounts.

------------------------------------------------        ------------------------
------------------------------------------------        ------------------------
Signature                                               Date

--------------------------------------------------------
--------------------------------------------------------
Print name

ANNUAL CERTIFICATION

ATTACHMENT D

o I have read and understood the Global Personal Trading Policy of the Asset Management division of Credit Suisse ("AM"), which includes any applicable local supplement, and recognize that I am subject to its requirements
o I have complied with all requirements of the AM Global Personal Trading Policy in effect during the year ended December 31, 2___
o I have disclosed or reported all personal securities transactions, including all personal securities transactions in each "Employee account," for the year ended December 31, 2___ and all personal securities holdings in which I had any direct or indirect interest, including holdings in each Employee account, as of December 31, 2___. I have also reported the name(s) of each person or institution managing any Employee account (or portion thereof) for which I have no direct or indirect influence or control over the investment or trading of the account, as of December 31, 2___
o I understand that Credit Suisse will monitor securities transactions and holdings in order to ensure compliance with the AM Global Personal Trading Policy. I also understand that personal trading information will be made available to any regulatory or self-regulatory organization to the extent required by applicable law or regulation. I also understand that, to the extent permissible under applicable law or regulation, Credit Suisse may also (i) make each Employee's information available to the Employee's manager(s), the AM Local Executive Committee (or equivalent body(ies)) and their appointees, and (ii) make such information available to the AM Global Executive Committee (or equivalent body(ies)) and any other business unit or legal entity of CSG, including any of its domestic or foreign subsidiaries or branches, to consider violations of the AM Global Personal Trading Policy. To the extent required by applicable law, the sharing of such information will be subject to a data confidentiality agreement with the entity receiving such information
o For the purpose of monitoring securities transactions and holdings information under the AM Global Personal Trading Policy only, I confirm that I have (i) provided copies of all confirmations and statements subject to this Policy, and/or (ii) instructed all financial institutions to provide copies of all such documents. This covers my current Employee accounts and accounts that will be opened in the future during my employment with Credit Suisse
o I understand that any circumvention or violation of the AM Global Personal Trading Policy will lead to disciplinary and/or legal actions, including dismissal
o I understand that I have to report any additions, deletions or changes with respect to Employee accounts

-----------------------------------------------        -------------------------
-----------------------------------------------        -------------------------
Signature                                              Date

--------------------------------------------------------
--------------------------------------------------------
Print name

ASSET MANAGEMENT DIVISION -- PERSONAL SECURITIES ACCOUNT DECLARATION

ATTACHMENT E


ALL EMPLOYEES MUST COMPLETE EACH APPLICABLE ITEM (1, 2, 3 AND / OR 4) AND SIGN BELOW.


1.   The following is a list of "Employee accounts":

------------------------------------------------------------------------   ----------------------------------------
BANK/BROKER/DEALER/FUND COMPANY                                             ACCOUNT TITLE AND NUMBER
-------------------------------------------------------------------------- ----------------------------------------
-------------------------------------------------------------------------- ----------------------------------------

-------------------------------------------------------------------------- ----------------------------------------

-------------------------------------------------------------------------------------------------------------------

2. The following is a list of "Employee accounts" that have been opened in the past year:

------------------------------------------------------   -------------------------------------   ----------------------
BANK/BROKER/DEALER/FUND COMPANY                          ACCOUNT TITLE AND NUMBER                DATE OPENED
-------------------------------------------------------- --------------------------------------- ------------------------
-------------------------------------------------------- --------------------------------------- ------------------------

-------------------------------------------------------- --------------------------------------- ------------------------

-------------------------------------------------------- --------------------------------------- ------------------------

3. The following is a list of "Employee accounts" that have been closed in the past year::
------------------------------------------------------   -------------------------------------   ----------------------
BANK/BROKER/DEALER/FUND COMPANY                          ACCOUNT TITLE AND NUMBER                DATE OPENED
-------------------------------------------------------- --------------------------------------- ------------------------
-------------------------------------------------------- --------------------------------------- ------------------------

-------------------------------------------------------- --------------------------------------- ------------------------

-------------------------------------------------------- --------------------------------------- ------------------------

4. The following is a list of any other securities or other investment holdings (securities acquired in a private placement or securities held in physical form) held in an "Employee account" or in which I have a direct or indirect financial interest (for securities held in accounts other than those disclosed in response to items 1 and 2):

---------------------------------------------------------------------------------------------------------------------
NAME OF PRIVATE SECURITY OR OTHER                                                                       HOW ACQUIRED
INVESTMENT                                DATE ACQUIRED   AMOUNT HELD   RECORD OWNER    PURCHASE PRICE (BROKER/ISSUER)
---------------------------------------   -------------   -----------   ------------    -------------- ---------------

----------------------------------------- -------------- -------------- --------------- -------------- --------------

----------------------------------------- -------------- -------------- --------------- -------------- --------------

----------------------------------------------------------------------------------------------------------------------

5.   I  do  not  have  a  direct  or   indirect   financial   interest   in  any
     securities/funds  Employee accounts or otherwise have a financial  interest in any  securities  or other  instruments  subject to the  Policy.  (Please initial.)

     ------------
     Initials

I declare that the information given above is true and accurate:

------------------------------------------------        ------------------------
------------------------------------------------        ------------------------
Signature                                               Date

--------------------------------------------------------
--------------------------------------------------------
 Print name

SIDE-BY-SIDE / BLACKOUT PERIOD EXEMPTION LIST


De Minimis Exception to Blackout Period Prohibition(1)

Employees who purchase or sell 1000 shares or less of an issuer having a market capitalization of greater than $2.0 billion in a transaction or series of related transactions are exempt from the Blackout Period Prohibition.

Employees who purchase or sell more than 1000 shares of an issuer having a market capitalization in excess of $2.0 billion in a transaction or series of related transactions are exempt from the Blackout Period prohibition, provided that all CS clients purchase or sell less than 1000 shares during the Blackout Period.

The De Minimis exception applies to the Blackout Period Prohibition ONLY.

(1) Local LCD may modify the exemption, provided that Local LCD determines that neither the Employee transaction, nor any transaction by CS clients (individually or in the aggregate), would have a material impact on the price of the security, subject to approval by the CS AMD Global General Counsel.

CREDIT SUISSE ASSET MANAGEMENT (AUSTRALIA) LIMITED ("CSAMA")


LOCAL SUPPLEMENT TO THE GLOBAL PERSONAL TRADING POLICY ("POLICY")


THE APPLICATION OF THE POLICY BY CREDIT SUISSE ASSET MANAGEMENT (AUSTRALIA) LIMITED IS AMENDED AS OUTLINED BELOW:


PART IV -- TRADING ACCOUNTS

Employees are permitted to open an account with a broker pre-approved by the Executive Committee of CSAMA (the "Executive Committee"). To open an account with an Allowed Broker, the employee must complete an "Allowed Broker Request Form" (available on LCD Intranet) and submit it to LCD for approval. This form contains a list of the allowed brokers.

An Employee may apply for an exemption from this requirement but only in extenuating circumstances. An "Outside Broker Request Form" (available on LCD Intranet) must be completed and submitted to LCD who will forward the request to the Executive Committee for approval. Such a request will not be granted unless the Employee has demonstrated a convincing reason why he or she cannot maintain the account with an Allowed Broker.


PART V -- PRE-CLEARANCE REQUIREMENTS

CSAMA Employees are not required to pre-clear investments in the open-end funds advised by CSAMA that are domiciled in Australia. CSAMA Employees are required to use the Intranet based Pre-Trade Clearance Form, available on the CSAMA LCD website for all pre-approval to trade (this is in place of completing Attachment B of the Policy). In addition to LCD providing preapproval as per the Policy, CSAMA's approval process also requires the approval of a dealer and portfolio manager where the transaction does not meet the side-by-side trading exemption criteria below. Submission of the Intranet based form provides an email alert to the relevant people required to provide the pre-trade approval. Approval or disallowance of the transaction will be forwarded to employees via email. Valid approval is not deemed to be given until all three approvals have been provided.

Transactions Exempt from the Pre-Clearance Requirement includes share top-up plans that are offered by an issuer to all holders or classes of holders of securities in the issuer.


PART V -- CONFLICTS / DISCLOSURE OF INTEREST

For clarification, the disclosure of interests reporting requirement under Part VI of the Policy is meant to capture instances where an employee is recommending or effecting a securities transaction for a client in a stock where such disclosure should be made to ensure any conflicts of interest are managed appropriately. Such disclosure may arise in, but would not be limited to, the following:

o An employee holds stock as the result of a private placement and is acquiring shares for their clients in the issuer in the IPO;
o An employee has a significant personal holding in the stock in which they are about to transact in for their clients; or
o An employee has an associate (e.g. relative or business partner) that holds a prominent position in relation to the issuer (e.g.on the board of directors, significant personal holding)


PART VII -- TRADING PROHIBITIONS

A. Short-term trading -- Exemptions from the Short-Term Trading Prohibition includes transactions undertaken for legitimate taxation purposes provided they are in writing and are approved by Legal and Compliance.

B. Side-by-side trading -- Where a securities transaction is for an amount less than AUD 10,000 and the company has a market capitalization of AUD2bn or greater, the transaction is exempt from the Side-by- Side Trading prohibitions.

C. Blackout periods -- Where a securities transaction is for an amount less than AUD 75,000 and the security is included in the S&P/ASX 200 Index, it will be exempt from the Blackout Period prohibition.

D. Initial public offerings -- Employees are only able to subscribe for an initial public offering of a security by applying in the general public offering. Employees are prohibited from participating in an offering under any broker allocation (even in a retail offering).

CREDIT SUISSE ASSET MANAGEMENT DIVISION, SWITZERLAND ("AM, SWITZERLAND")


LOCAL SUPPLEMENT TO THE GLOBAL PERSONAL TRADING POLICY


THIS SUPPLEMENT OUTLINES THE SPECIAL PROCEDURES TO BE FOLLOWED IN SWITZERLAND. BY SIGNING THE INITIAL CERTIFICATION (ATTACHMENT C) AND THE PERSONAL SECURITIES ACCOUNT DECLARATION FORM (ATTACHMENT E) YOU ARE COMMITTED TO ADHERE TO THE POLICY AND THE SWISS SUPPLEMENT.


PART I -- DEFINITIONS

"Employee accounts" - Employees only have to declare the securities accounts to which they have a power of attorney AND on which they intend to conduct their personal securities transactions. By declaring these securities accounts, the employee certifies that he will conduct his personal securities transactions exclusively on the declared securities accounts and that he/she will not bypass this policy by conducting personal securities transactions on other securities accounts or by issuing recommendations, advice, or instructions to relatives or third persons.


PART IV -- TRADING ACCOUNTS

Employees are encouraged to carry out their personal account trading through a securities account with a Credit Suisse Group affiliate (a "Group Company") where the policy can be monitored directly through the existing mainframe or routing system.

The acceptance of a power of attorney by an employee of Credit Suisse covering accounts of any Group Company employee requires prior written authorization by the department head and the Business Compliance Team.

The employee must declare all accounts covered by this Policy (including e-trading accounts maintained at third banks, e.g., SWISSQUOTE etc.) to the Business Compliance Team using the appropriate Certification and Personal Securities Account Declaration form (Attachment E) before any transactions may be executed. Employees who do not have accounts covered by this policy must confirm this fact by returning the signed Personal Securities Account Declaration form.


PART V -- PRE-CLEARANCE REQUIREMENTS

Employees are not required to pre-clear investments in open-end funds advised by Credit Suisse or any of its affiliates.

For  transactions  in  instruments   requiring   pre-approval  by  the  Business
Compliance Team, the employee may send his/her request through the FMS pre-clearance form. In exceptional cases, requests may also be made by calling the designated PA Trading Hotline number (+41 1 334 69 69).

Orders for execution may be placed through the ordinary client channels or self-entered through the WI01 mainframe application. Employees are not allowed to place orders directly with employees at any other Group Company in charge of executing customer or proprietary transactions or allocating new issue subscriptions.

Granted pre-clearances are valid until the expiration of the underlying order (e.g. end of trading day, end of month etc.) under the condition that the order will NOT be amended (price, number of shares, amount). In case a security will be put on the restricted list for personal account trading, the employee is responsible for the immediate cancellation of all his/her pending orders in the respective security.((1))


PART VII -- TRADING PROHIBITIONS

A.   Short-term trading
o Securities can be sold below the acquisition price prior to the expiration of the applicable holding period. Pre-clearance requirements still apply.
o Compliance can grant exemptions from the applicable short-term trading rules in exceptional cases.

B.   Side-by-side trading

C.   Blackout periods
The Side-by-Side Trading and Blackout Period exemptions will be granted if the transaction face value of the transaction is less than CHF 10'000 and the market capitalization of the targeted issuer is greater than CHF 1.0 billion as of the business day on which the pre-clearance is requested.


RESTRICTIONS IN TRADING OF REAL ESTATE PRODUCTS

Employees involved in the management/administration of AM real estate products (mutual funds, investment companies etc.) are required to adhere to a blackout period (trading prohibition) starting 1 month before and ending 1 day after the publication of the year end closing of the respective AM real estate product. Exemptions to this blackout period may be granted by Local LCD upon request.

The department head may extend this trading prohibition and/or limit appointed employees involved in price sensitive projects on trading.

LCD will provide a regular transaction report to the department head for monitoring purposes.


BONUS SHARES

The Bonus Desk executes sales instructions only in connection with the redemption of an existing Lombard loan / credit. Such sales are subject to pre - clearance with the Business Compliance Team. Unblocked shares have to be transferred into the employee's ordinary safekeeping account first before executing any transaction.


PART VIII -- REPORTING AND OTHER COMPLIANCE PROCEDURES

Employees with securities accounts outside the HOST environment (e.g. SWISSQUOTE etc.) are required to provide a transaction statement on a timely basis (i.e. 3 business days) after the execution by either submitting them personally or by instructing their bank to send a copy of all statements of the securities account directly to the following address:

Credit Suisse
Compliance Asset Management division, YCAS
Giesshubelstrasse 30
8070 Zurich

For all securities accounts maintained on the HOST, no separate transaction statements are required.

C.   Quarterly reporting
o Disclosure of securities holdings - If an employee is directly or indirectly holding a securities position exceeding 1 % of a company's outstanding shares, he/she has to disclose the details of the position within 10 business days to Compliance.
o Employees maintaining securities accounts outside of the Credit Suisse HOST environment are required to hand in a securities account statement showing all transactions and positions (including details such as order date and time) within 10 business days after the end of each quarter by either submitting them personally or instructing their bank to send a copy of the statement directly to the following address:

Credit Suisse
Compliance Asset Management division, YCAS
Giesshubelstrasse 30
8070 Zurich

o Regular activity reports will be provided to your department head. On request, the Business Compliance Team will provide department heads with additional employee personal account trading transaction details.


PART IX -- LOCAL LCD, COMPLIANCE MONITORING AND SUPERVISORY REVIEW

For  the  purpose  of  monitoring,  supervision  and  verification,   designated
Compliance staff has access to the securities account and transaction data of the AM Switzerland employees.

CREDIT SUISSE ASSET MANAGEMENT (FRANCE) S.A.
CREDIT SUISSE ASSET MANAGEMENT GESTION


LOCAL SUPPLEMENT TO THE GLOBAL PERSONAL TRADING POLICY


NEW POLICY PRESENTED BELOW APPLIES TO ALL EMPLOYEES OF THE ASSET MANAGEMENT DIVISION OF CREDIT SUISSE AND DESCRIBES THE CONDITIONS UNDER WHICH EMPLOYEES MAY INITIATE STOCK MARKET AND FINANCIAL TRANSACTIONS FOR THEIR OWN ACCOUNT.

It applies to all Credit Suisse Asset Management (France) SA and Credit Suisse Asset Management Gestion employees without distinction. Management took into account:

o    The company's small number of employees (less than 50 at present),
o The fact that most of the company's employees work in an open-plan work space,
o The existence of an integrated information system, that is accessible by all, and concluded that the number of "sensitive" employees affected by the Policy could not be limited to just a few since everyone had access to investment management information in their own particular area.

This Policy cancels and replaces procedure PF030 dated 28/09/2001 governing stock market transactions by employees. It also supplements current internal compliance rules and directives as specified in the following documents:

o    The Credit Suisse Group Code of Conduct;
o    The  Global  Code of  Conduct of the Asset  Management  division  of Credit
     Suisse;
o    Procedure on the prohibition of insider trading;
o    Procedure on mandates and non-professional appointments;
o    Credit Suisse Asset Management (France)'s internal regulations

This Policy is an appendix to the internal regulations of Credit Suisse Asset Management ( France) and shall comply with and be governed by applicable French laws and regulations.

The following are the main texts governing the checks on stock market transactions by employees of investment management companies:

o The French Monetary and Financial Code, articles 533-4 and 533-6 relating to the rules of good conduct applicable to investment service companies;
o Regulation AMF relating to the rules of good conduct applicable to portfolio management for third parties;
o    The compliance regulations of the French Association of Investment Managers

Regarding checks on stock market transactions by investment management company employees, the Regulation of French the French Financial Markets Authorities
(AMF) stipulates in Article 322-21 the following obligations:

     "The service provider will establish internal rules and regulations governing personal account transactions by persons appointed to the business of portfolio management for third parties:

These rules must specify:

o the conditions under which such persons will be able to trade financial instruments on their personal account in compliance with articles 2.3 and 14-17 of the present regulations;
o the system of checks established by the service provider to ensure transparency whatever the domiciliation of security accounts;
o the obligations of such persons to prevent unwarranted dissemination or misuse of confidential information."


PART VII -- TRADING PROHIBITIONS

B.   Side-by-Side Trading/Blackout Periods

     The Side-by-Side Trading and Blackout Period exemptions will be granted if the transaction value is less than EUR 6,000 and the market capitalization of the targeted issuer is greater than EUR 2.0 billion as of the Business Day on which the pre-clearance is requested.


PART VIII -- REPORTING AND OTHER COMPLIANCE PROCEDURES

o Regarding checks on bank accounts, it is stipulated that in accordance with the applicable regulations, only accounts held by employees or accounts held jointly with an employee are governed by the present policy.
o On the notion of "security accounts" Credit Suisse France is not authorised to run accounts and all employee security accounts must therefore be held with other companies. All employee security accounts must be declared to the Legal & Compliance department by completing the required form (APPENDIX
     E) before any transactions may be executed. Employees who do not hold any accounts covered by this procedure must confirm this by signing the appropriate form and returning it to the Legal & Compliance department.
o The Legal & Compliance department is available to answer any questions from employees or discuss any necessary changes that may arise from the application of this procedure.

CREDIT SUISSE ASSET MANAGEMENT (DEUTSCHLAND) GMBH
("CREDIT SUISSE GERMANY")
LOCAL SUPPLEMENT TO THE GLOBAL PERSONAL TRADING POLICY

This supplement outlines the additional requirements for Credit Suisse Germany to cover all requests expected by Auditors / Regulators.


PART IV --TRADING ACCOUNTS

Account opening requires prior written authorization by LCD.

The acceptance of a power of attorney by an employee requires prior written authorization by LCD.

An account, for which a power of attorney is granted just in case of an emergency ("Notvollmacht"), must not be disclosed as long as the power of attorney is not being made used.


PART V -- PRE-CLEARANCE REQUIREMENTS

For transactions in instruments requiring pre-approval by LCD, the employee may send his/her request by e-mail or by fax (...75381888). The original Pre Clearance Form as to be provided the following business day.


PART VIII -- REPORTING AND OTHER COMPLIANCE PROCEDURES

The employee must disclose all accounts covered by this Policy (including e-trading Accounts), to LCD using the appropriate Credit Suisse-Personal Securities Account Declaration Form (Attachment E) before any transactions may be executed.

Employees who do not have accounts covered by this policy (safekeeping accounts) must confirm this fact by returning the signed form.

Employees are required to provide each transaction statement on a timely basis after the execution by instructing their bank to send a copy of all statements of account directly to LCD.

All transactions shall have a wealth formation orientation, not a speculative one.


((1)) Upon the implementation of an Order Management System (OMS), the aforementioned pre-clearance procedure will no longer be applicable

[CREDIT SUISSE GRAPHIC OMITTED]
--------------------------------------------------------------------------------
[GP-00363 Global policy GRAPHIC OMITTED]
[Employee personal account trading policy GRAPHIC OMITTED]
[Date: February 2008 GRAPHIC OMITTED]
[Organizational unit: LCD GRAPHIC OMITTED]
[Produced by:  Compliance GRAPHIC OMITTED]
[These materials may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Credit Suisse GRAPHIC OMITTED]

SUMMARY


This Employee Personal Account Trading Policy ("Policy") sets forth minimum global standards to ensure that personal investment activities are conducted in compliance with applicable laws and regulations and that conflicts of interest related to personal investment activities are avoided or managed appropriately.

MINIMUM GLOBAL STANDARDS


Branches and subsidiaries must adhere to the requirements for employee personal account trading: including disclosure of employee personal trading accounts; minimum holding periods; prohibitions on transactions that pose conflicts of interest and transactions when in possession of confidential or inside information; pre-clearance of employee transactions where applicable; and the application of the appropriate Restricted List where required.

TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------
1.            Purpose
------------------------------------------------------------------------------------------------------------------------
2.            Scope
------------------------------------------------------------------------------------------------------------------------
3.            Accounts subject to this policy
------------------------------------------------------------------------------------------------------------------------
4.            Disclosure/maintenance of accounts
------------------------------------------------------------------------------------------------------------------------
5.            Minimum holding periods
------------------------------------------------------------------------------------------------------------------------
6.            Prohibitions on transactions that pose conflicts of interest
------------------------------------------------------------------------------------------------------------------------
7.            Prohibition on transactions when in possession of confidential or inside information
------------------------------------------------------------------------------------------------------------------------
8.            Pre-clearance of employee transactions
------------------------------------------------------------------------------------------------------------------------
9.            Restricted list
------------------------------------------------------------------------------------------------------------------------
10.           Trading in CSG securities
------------------------------------------------------------------------------------------------------------------------
11.           Certain underwritten offerings
------------------------------------------------------------------------------------------------------------------------
12.           Monitoring of employee transactions
------------------------------------------------------------------------------------------------------------------------
13.           Violations of this policy
------------------------------------------------------------------------------------------------------------------------
Appendix A:   Private banking and shared services
Appendix B:   Investment banking
Appendix C:   Asset management U.S. registered advisors
Appendix D:   Asset management non-U.S. registered advisors
Appendix E:   Application of restricted list for employee personal account trading
------------------------------------------------------------------------------------------------------------------------

1.   PURPOSE


Credit Suisse's reputation for integrity and fair dealing is one of its most valuable assets. To protect that reputation, employees must engage in personal account trading in a manner that is in compliance with applicable laws and regulations and one in which conflicts of interest related to personal investment activities are avoided.

2.   SCOPE


This Policy applies to all of the employees of Credit Suisse. It defines the minimum global standards for employees to follow in their personal trading accounts. Additional personal account trading policies and procedures may apply (and they may be more restrictive) to specific Regions, Divisions, locations or business units.

You are required to be familiar with this Policy and any such additional requirements and to comply with them in all respects. In instances where local law may be inconsistent with the provisions of this Policy, you should consult with your local Compliance contact to determine the appropriate local application of this Policy. For your reference, you can find additional policies relating to Employee Personal Account Trading .

3.   ACCOUNTS SUBJECT TO THIS POLICY


     This Policy applies to all "Employee Personal Trading Accounts." An Employee Personal Trading Account is defined as an account:

o that has brokerage capability, i.e., the ability to execute transactions in securities and other related products (including but not limited to equities, debt, commodities, derivatives and

o in which an employee has an interest or has the power, directly or indirectly, to make or influence investment decisions.

o For purposes of this Policy, the definition of "Employee" includes, local law permitting, not only the employee, but also the employee's spouse, domestic partner, minor children and other members of the employee's household.

o    The following types of accounts are not covered by this Policy:

o    checking,   savings,  money  market  and  other  deposit  accounts  without brokerage capability;

o mutual funds and unit investment trusts held directly at the fund distributor (and not through an account with brokerage capabilities);

o savings plans and collective investment plans such as pension, retirement and other similar plans without brokerage capability; and

o    dividend reinvestment plans.

4.   DISCLOSURE/MAINTENANCE OF ACCOUNTS


     You should maintain your Employee Personal Trading Accounts at Credit Suisse where feasible or, if applicable in your jurisdiction, at a designated broker. (Managing Directors may be subject to more restrictive business requirements. For more information, click HERE.) Where permitted by policy in your Region, Division, location or business unit, you may maintain your Employee Personal Trading Accounts outside Credit Suisse if:


o disclosed to Compliance and, in some locations, approved by appropriate management and Compliance; and

o account statements or contract notes are provided to appropriate management and/or Compliance.

This disclosure requirement applies to all Employee Personal Trading Accounts, including discretionary accounts where the employee has fully delegated the investment decision to a third party by means of a discretionary investment management agreement. As an employee of Credit Suisse, you generally may not open or maintain a numbered account or similar type of account.

5.   MINIMUM HOLDING PERIODS


You must engage in personal account trading for investment purposes. As such, Credit Suisse requires you to hold certain securities or related products in your Employee Personal Trading Account for a specified period of time. While there may be securities or related products where there is no specified minimum holding period, it is still expected that you utilize your working time on behalf of the Bank and its business and not in trading your Employee Personal Trading Accounts.

If you are an employee in Investment Banking or Asset Management, the minimum holding period for securities or related products is generally thirty (30) calendar days. If you are an employee in Private Banking or Shared Services (Shared Services includes those employees in the COO, CFO, GC, CRO and IT Divisions), the minimum holding period for securities or related products is generally seven (7) calendar days, subject to any applicable policy by Region, Division, Location, business unit or Compliance Department specific designation that requires a longer holding period. You are responsible for knowing and complying with the holding period that applies to you. The minimum holding periods set forth in this section do not apply to those Employee Personal Trading Accounts where the employee has fully delegated the investment decision to a third party by means of a discretionary investment management agreement.

Attached to this policy as Appendices A-D are charts that provide a more detailed listing of specific products and the corresponding minimum holding period for Investment Banking, Asset Management, Private Banking and Shared Services.

6.   PROHIBITIONS ON TRANSACTIONS THAT POSE CONFLICTS OF INTEREST


As an employee of Credit Suisse, you must pursue the best interests of Credit Suisse and its clients and not put your own trading interests ahead of these interests. As such, you must adhere to the following principles:

o Employee transactions involving a conflict of interest between an employee and Credit Suisse or its clients are prohibited.

o You are prohibited from using your access to Credit Suisse proprietary or client information in any way to advantage your personal investing.

o You must trade at arms length with Credit Suisse and are prohibited from placing orders directly with an exchange, another market maker or a Credit Suisse trader for your Employee Personal Trading Accounts.

o Employee transactions that present potentially material reputational or regulatory risk to Credit Suisse are prohibited.

7. PROHIBITION ON TRANSACTIONS WHEN IN POSSESSION OF CONFIDENTIAL OR INSIDE INFORMATION


You may not trade, or recommend that others trade, in a security or related derivative:

o while in possession of material, non-public price sensitive information about the security or an issuer of a security;

o if you are aware that Credit Suisse is effecting or proposing to effect a transaction for its own account or for a client account in a security or related derivative of the same issuer;

o if you are aware of a research report or other communication which has not yet been publicly disseminated.

Where this Policy precludes you from conducting a transaction in your Employee Personal Trading Accounts, you are prohibited from procuring another person to make such a transaction on your behalf.

8.   PRE-CLEARANCE OF EMPLOYEE TRANSACTION


You must be familiar with and abide by any pre-clearance requirements for transactions in your Employee Personal Trading Accounts that are applicable to your Region, Division, location or business unit (e.g., employees that may regularly have access to confidential, non public price sensitive information). Clearance, where given, is generally valid for 24 hours. The pre-clearance requirements do not apply to those Employee Personal Trading Accounts where the employee has fully delegated the investment decision to a third party by means of a discretionary investment management agreement.

9.   RESTRICTED LIST


You generally may not engage in transactions in Employee Personal Trading Accounts prohibited by the Restricted List applicable to your Region, Division, location or business unit. Each employee is responsible for checking the appropriate Restricted List, where applicable, prior to entering an order for his or her account. These requirements relating to the Restricted List do not apply to those Employee Personal Trading Accounts where the employee has fully delegated the investment decision to a third party by means of a discretionary investment management agreement. See Appendix E for more information regarding the application of the Restricted List.

10.  TRADING IN CSG SECURITIES


When you are in possession of material, non-public information regarding Credit Suisse Group ("CSG"), you are prohibited from trading in - or suggesting to others that they trade in - any CSG securities. To assist in preventing even the appearance of improper trading, Credit Suisse has established specified trading windows for employees to conduct transactions in CSG securities. For specific information and procedures governing employee transactions in CSG securities, see GP-00101.

11.  CERTAIN UNDERWRITTEN OFFERINGS


You are not permitted to invest in any new issues registered in the United States and subject to NASD Rule 2790 (Restrictions on the Purchase and Sale of Equity Securities). For any other transactions underwritten by Credit Suisse (e.g., public, private, follow-on, "when-issued"), you are generally prohibited from participating, given the obligation to fulfill bona fide client interest on a priority basis. Please refer to your region, division, location or business unit policies for more specific guidance which can, in some instances, be more restrictive.

12.  MONITORING OF EMPLOYEE TRANSACTIONS


Employee Personal Trading Accounts are subject to monitoring by Compliance and/or supervisory review as permitted by local law.

13.  VIOLATIONS OF THIS POLICY


Credit Suisse may, at your expense and without prior notice, freeze or cancel any transactions or positions resulting from transactions in violation of this Policy as permitted under local law. You may be required to disgorge profits, if any, from the violation with such profits donated to charity. You may also be subject to disciplinary action by Credit Suisse, including termination of employment. In the event applicable laws or regulations are violated, you may also be subject to regulatory sanction and civil and criminal penalties.


 Brady Dougan                                                  Urs Rohner
 CEO Credit Suisse                                             General Counsel
 sig.                                                          sig.

APPENDIX A


PRIVATE BANKING AND SHARED SERVICES

MINIMUM HOLDING PERIODS BY PRODUCT
(REGIONAL, DIVISIONAL AND LOCAL POLICIES MAY BE MORE RESTRICTIVE)

------------------------------------------------------------------------   ---------------------------------------
PRODUCT                                                                              MINIMUM HOLDING PERIOD
------------------------------------------------------------------------   ---------------------------------------
  Equities and related securities
------------------------------------------------------------------------   ---------------------------------------
Equity securities                                                                       7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Warrants and options on single stocks                                                   7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Derivatives related to equity securities                                                7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Bonds and related derivates
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Corporate bonds                                                                         7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Derivatives related to corporate bonds                                                  7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Convertible bonds                                                                       7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Asset backed securities                                                                 7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Sovereign and supranational bonds                                                       No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Municipal bonds                                                                         No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Futures, options and options on futures
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Financials (interest rates, treasury bonds, CDs)                                        No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Indices                                                                                 No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Commodity futures                                                                       No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Commodities & mutual funds
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Commodities                                                                             No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Mutual funds                                                                            No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Currencies
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Spot                                                                                    No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Forwards/futures                                                                        No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Options on currencies                                                                   No specific holding period
-------------------------------------------------------------------------- -----------------------------------------

Note: You must engage in personal account trading for investment purposes. As such, Credit Suisse requires you to hold certain securities or related products in your Employee Personal Trading Account for a specified period of time. While there may be securities or related products where there is no specified minimum holding period, it is still expected that you utilize your working time on behalf of the Bank and its business and not in trading your Employee Personal Trading Accounts.

APPENDIX B

INVESTMENT BANKING

MINIMUM HOLDING PERIODS BY PRODUCT
(REGIONAL, DIVISIONAL AND LOCAL POLICIES MAY BE MORE RESTRICTIVE)

------------------------------------------------------------------------   -----------------------------------------
PRODUCT                                                                              MINIMUM HOLDING PERIOD
------------------------------------------------------------------------   -----------------------------------------
   Equities and related securities
------------------------------------------------------------------------   -----------------------------------------
Equity securities                                                                       30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Warrants and options on single stocks                                                   30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Derivatives related to equity securities                                                30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Bonds and related derivates
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Corporate bonds                                                                         30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Derivates related to corporate bonds                                                    30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Convertible bonds                                                                       30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Asset backed securities                                                                 30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Sovereign and supranational bonds rated lower than single A by S&P or A2                30 calendar days
by Moodys
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Sovereign and supranational bonds rated or better than single A by S&P                  No specific holding period
or A2 by Moodys
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Municipal bonds                                                                         No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Futures, options and options on futures
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Financials (interest rates, treasury bonds, CDs)                                        No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Indices                                                                                 No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Commodity futures                                                                       No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Commodities & mutual funds
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Commodities                                                                             No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Mutual funds                                                                            No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Currencies
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Spot                                                                                    No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Forwards/futures                                                                        No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Options on currencies                                                                   No specific holding period
-------------------------------------------------------------------------- -----------------------------------------

Note: You must engage in personal account trading for investment purposes. As such, Credit Suisse requires you to hold certain securities or related products in your Employee Personal Trading Account for a specified period of time. While there may be securities or related products where there is no specified minimum holding period, it is still expected that you utilize your working time on behalf of the Bank and its business and not in trading your Employee Personal Trading Accounts.

APPENDIX C


ASSET MANAGEMENT U.S. REGISTERED ADVISORS

MINIMUM HOLDING PERIODS BY PRODUCT
(REGIONAL, DIVISIONAL AND LOCAL POLICIES MAY BE MORE RESTRICTIVE)

------------------------------------------------------------------------   -----------------------------------------
PRODUCT                                                                        MINIMUM HOLDING PERIOD
------------------------------------------------------------------------   -----------------------------------------
   Equities and related securities
------------------------------------------------------------------------   -----------------------------------------
Equity securities                                                                       30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Warrants and options on single stocks                                                   30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Derivatives related to equity securities                                                30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Bonds and related derivates
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Corporate bonds                                                                         7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Derivates related to corporate bonds                                                    30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Convertible bonds                                                                       30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Asset backed securities                                                                 30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Sovereign and supranational bonds                                                       7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Municipal bonds                                                                         30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Futures, options and options on futures
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Financials (interest rates, treasury bonds, CDs)                                        7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Indices                                                                                 7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Commodity futures                                                                       7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Mutual funds
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Mutual funds (open-end and closed end funds)                                            30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Broad-based exchange traded funds and broad-based index mutual funds                    7 calendar days
(e.g., non sector specific indices, including but not limited to CAC 40,
S&P 500, SMI or DAX)
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Narrow-based exchange traded funds and narrow-based mutual funds (e.g.,                 30 calendar days
sector specific indices)
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Money market funds                                                                      No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Currencies
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Spot                                                                                    7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Forwards/futures                                                                        7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Options on currencies                                                                   7 calendar days
-------------------------------------------------------------------------- -----------------------------------------

Note: You must engage in personal account trading for investment purposes. As such, Credit Suisse requires you to hold certain securities or related products in your Employee Personal Trading Account for a specified period of time. While there may be securities or related products where there is no specified minimum holding period, it is still expected that you utilize your working time on behalf of the Bank and its business and not in trading your Employee Personal Trading Accounts.

APPENDIX D


ASSET MANAGEMENT NON-U.S. REGISTERED ADVISORS

MINIMUM HOLDING PERIODS BY PRODUCT
(REGIONAL, DIVISIONAL AND LOCAL POLICIES MAY BE MORE RESTRICTIVE)

------------------------------------------------------------------------   -----------------------------------------
PRODUCT                                                                              MINIMUM HOLDING PERIOD
------------------------------------------------------------------------   -----------------------------------------
   Equities and related securities
------------------------------------------------------------------------   -----------------------------------------
Equity securities                                                                       30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Warrants and options on single stocks                                                   30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Derivatives related to equity securities                                                30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Bonds and related derivates
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Corporate bonds                                                                         7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Derivates related to corporate bonds                                                    30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Convertible bonds                                                                       30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Asset backed securities                                                                 30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Sovereign and supranational bonds                                                       7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Municipal bonds                                                                         30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Futures, options and options on futures
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Financials (interest rates, treasury bonds, CDs)                                        7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Indices                                                                                 7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Commodity futures                                                                       7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Futures on single stocks                                                                30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Mutual funds
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Mutual funds (open-end and closed end funds)                                            30 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Broad-based exchange traded funds and broad-based index mutual funds                    7 calendar days
(e.g., non sector specific indices, including but not limited to CAC 40,
S&P 500, SMI or DAX)
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Narrow-based exchange traded funds and narrow-based mutual funds (e.g.,                 30 calendar days
sector specific indices)
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Money market funds                                                                      No specific holding period
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
  Currencies
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Spot                                                                                    7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Forwards/futures                                                                        7 calendar days
-------------------------------------------------------------------------- -----------------------------------------
-------------------------------------------------------------------------- -----------------------------------------
Options on currencies                                                                   7 calendar days
-------------------------------------------------------------------------- -----------------------------------------

Note: You must engage in personal account trading for investment purposes. As such, Credit Suisse requires you to hold certain securities or related products in your Employee Personal Trading Account for a specified period of time. While there may be securities or related products where there is no specified minimum holding period, it is still expected that you utilize your working time on behalf of the Bank and its business and not in trading your Employee Personal Trading Accounts.

APPENDIX E


APPLICATION OF RESTRICTED LIST FOR EMPLOYEE PERSONAL ACCOUNT TRADING

------------------------------------------------------   ---------------------------------------------------------
REGION/DIVISION/LOCATION                                 APPLICABLE RESTRICTED LIST
------------------------------------------------------   ---------------------------------------------------------
Investment banking division (including private banking   Investment banking restricted list
U.S. and U.K. employees)
-------------------------------------------------------- -----------------------------------------------------------
-------------------------------------------------------- -----------------------------------------------------------
Asset management division                                CSG restricted list with asset management addendum
-------------------------------------------------------- -----------------------------------------------------------
-------------------------------------------------------- -----------------------------------------------------------
Private banking division (except U.S. and U.K.           CSG restricted list unless specifically designated by
employees)                                               Compliance as subject to Investment Banking restricted list
-------------------------------------------------------- -----------------------------------------------------------
-------------------------------------------------------- -----------------------------------------------------------
Shared services employees (except U.S. and U.K.          CSG restricted list unless specifically designated by
employees)                                               Compliance as subject to Investment Banking restricted list
-------------------------------------------------------- -----------------------------------------------------------
-------------------------------------------------------- -----------------------------------------------------------
Share services employees in U.S. and U.K.                Investment Banking restricted list
-------------------------------------------------------- -----------------------------------------------------------

Note: This chart provides a summary of the applicable Restricted Lists by division. Locations and Business Units may require the application of other Restricted Lists than those in this chart. Please consult your local Compliance contact for more information.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                 CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.
                               CREDIT SUISSE FUNDS
                       CREDIT SUISSE INSTITUTIONAL FUNDS,
                         CREDIT SUISSE CLOSED-END FUNDS

                                 CODE OF ETHICS

I.   APPLICABILITY

This Code of Ethics (this "Code") establishes rules of conduct for "Access Persons" (as defined below) of Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (collectively referred to as "Credit Suisse") and each U.S. registered investment company that adopts this Code ("Covered Fund"). (Credit Suisse and the Covered Funds are collectively referred to as the "Covered Companies".) For purposes of this Code, "Access Person" shall mean:

     o any "Advisory Person" - (i) any employee of any company in a control relationship to a Covered Company who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a Covered Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales of a Covered Fund; or (ii) any natural person in a control relationship to a Covered Company who obtains information concerning recommendations made to a Covered Fund with regard to the purchase or sale of securities by the Covered Fund; provided that "Advisory Person" excludes persons covered by the Global Policy; and

     o any non-employee director or trustee of a Covered Fund (each, an "Outside Director")

For purposes of this Code:

     o    "Credit  Suisse  client" shall include all advisory  clients of Credit
          Suisse.

     o "Global Policy" means the Global Personal Trading Policy applicable to all Credit Suisse employees, a copy of which will be provided to all Advisory Persons.

     o "Local LCD" shall have the meaning ascribed thereto in the Global Policy. Where Advisory Persons bound by this Code are subject to the Global Policy, references in the Global Policy to the Local LCD shall be deemed to refer to a Designated Supervisory Person.

     o "purchase" and "sale" of a security shall include, among other things, the writing of an option to purchase or sell a security.

     o "security" shall include any security, including a security issued by any collective investment vehicle or fund, as well as an option to purchase or sell any security that is convertible or exchangeable and any other derivative interest relating to the security; "security" shall exclude commodities and foreign currency exchange contracts.

     o all other terms shall have the same meanings as under the Investment Company Act of 1940, as amended ("1940 Act"), unless indicated otherwise.

II.  STATEMENT OF GENERAL PRINCIPLES

In conducting personal investment activities, all Access Persons are required to comply with all applicable laws and regulations and the following general fiduciary principles:

o    the interests of the Covered Funds must always be placed first;

o all personal securities transactions must be conducted in such a manner as to avoid any actual, potential or perceived conflict of interest or any abuse of an individual's position of trust and responsibility; and

o Access Persons must not take inappropriate advantage of their positions or information that they have received or to which they have access.

Credit Suisse has separate policies and procedures designed to detect and prevent insider trading, which should be read together with this Code and, if applicable, the Global Policy. Nothing contained in this Code should be interpreted as relieving any Access Person from the obligation to act in accordance with any applicable law, rule or regulation or any other statement of policy or procedure adopted by any Covered Company or Credit Suisse to the extent applicable to the Access Persons.

III. PROVISIONS APPLICABLE TO ADVISORY PERSONS

     A.   PROHIBITIONS.

          GENERAL PROHIBITIONS APPLICABLE TO ADVISORY PERSONS. All Advisory Persons shall be bound by the provisions set forth in Sections VI and VII of the Global Policy as applied only to Covered Funds and not all Credit Suisse clients.

     B.   PRE-CLEARANCE AND EXEMPTIONS

          1. Advisory Persons are subject to the provisions set forth in Sections III, IV and V of the Global Policy.

          2. Purchases and sales of securities (except those that are exempt from the Pre-Clearance requirement in Section V of the Global Policy) are subject to the Trading Prohibitions in Section VII of the Global Policy as applied only to Covered Funds and not all Credit Suisse clients. ALL purchases and sales of securities are subject to the Short-Term Trading Prohibition in Section VII.A. of the Global Policy and the reporting requirements in Section III.C. below.

     C.   REPORTING AND COMPLIANCE PROCEDURES

          1. INITIAL CERTIFICATION. Within 10 days after the commencement of his or her affiliation with a Covered Company, each Advisory Person shall submit to a Designated Supervisory Person an initial certification in the form of Attachment A to certify that:

          o he or she has read and understood this Code and recognizes that he or she is subject to its requirements;

          o    he  or  she  has  read  and  understood  the  Global  Policy  and
               recognizes   that  he  or  she  is  subject  to  certain  of  its
               requirements, as delineated herein;

          o he or she has disclosed or reported all personal securities holdings in which he or she has any direct or indirect Beneficial Ownership and all accounts in which any securities are held for his or her direct or indirect benefit; and

          o he or she has reported the name(s) of each person or institution managing any account (or portion thereof) for which the Advisory Person has no direct or indirect influence or control over the investment or trading in the account.

          2. ANNUAL CERTIFICATION. In addition, each Advisory Person shall submit to a Designated Supervisory Person an annual certification in the form of Attachment B to certify that:

          o he or she has read and understood this Code and recognizes that he or she is subject to its requirements;

          o    he  or  she  has  read  and  understood  the  Global  Policy  and
               recognizes   that  he  or  she  is  subject  to  certain  of  its
               requirements, as delineated herein;

          o he or she has complied with all requirements of this Code and the applicable requirements of the Global Policy; and

          o he or she has disclosed or reported (a) all personal securities transactions for the previous year, (b) all personal securities holdings in which he or she has any direct or indirect Beneficial Ownership and accounts in which any securities are held for his or her direct or indirect benefit and (c) the name(s) of each person or institution managing any account in which the Advisory Person has any direct or indirect Beneficial Ownership (or portion thereof) for which the Advisory Person has no direct or indirect influence or control over the investment or trading in the account, in each case as of a date no more than 30 days before the annual certification is submitted.

Advisory Persons may comply with the initial and annual reporting requirements by submitting, electronically or otherwise, account statements and/or Attachment C to a Designated Supervisory Person within the prescribed periods.

          3. QUARTERLY REPORTING. All Advisory Persons shall also supply a Designated Supervisory Person, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of periodic statements for all securities accounts, including confirmations and statements for transactions and accounts that are exempt from the Trading Prohibitions and Pre-clearance Requirements in the Global Policy. Additionally, if not included in the periodic statements, all Advisory Persons shall also file a transaction report for all securities that were acquired or disposed of through gift or acquired through inheritance. If an account in which an Advisory Person has any direct or indirect Beneficial Ownership was first established during the quarter, then the Advisory Person should report to an Designated Supervisory Person the following information, if not included in the periodic statements: (1) name of broker-dealer, (ii) date on which the account was established, and (iii) if the Advisory Person has no direct or indirect influence or control over the investment or trading in the account, the name(s) of each person or institution managing the account (or portion thereof). This information must be supplied, electronically or otherwise, at least once per calendar quarter, within 10 days after the end of the calendar quarter.

IV.  PROVISIONS APPLICABLE TO OUTSIDE DIRECTORS

          A. PROHIBITION. No Outside Director may purchase or sell (directly or indirectly) any security for which there is a "buy" or "sell" order pending for a Covered Fund. However, this restriction only applies if the Outside Director knows, or in the ordinary course of fulfilling official duties with a Covered Fund should know, that there is a "buy" or "sell" order pending with respect to such security for a Covered Fund or that the security is being considered for purchase or sale by or for any Covered Fund.

          B. REPORTING REQUIREMENTS. An Outside Director is required to comply with the quarterly reporting requirements described above if he or she knew (or in the ordinary course of fulfilling his or her official duties as a Fund director/trustee should have known) that during the 15-day period immediately before or after the date of the director's/trustee's transaction in a security, the Covered Fund purchased or sold such security or such Covered Fund or its investment adviser considered purchasing or selling such security for a Covered Fund.

V.   COMPLIANCE MONITORING AND SUPERVISORY REVIEW

          A. A Designated Supervisory Person will periodically review reports submitted by Access Persons and confirmations from brokers to assure that all transactions effected by Access Persons for accounts in which they have Beneficial Ownership are in compliance with this Code and Rule 17j-1 under the 1940 Act.

          B. Material violations of this Code and of the Global Policy (insofar as they relate to employees, officers and directors of Credit Suisse Asset Management, LLC (the "Adviser") and Credit Suisse Asset Management Securities, Inc. (the "Underwriter")) and any sanctions imposed shall be reported not less frequently than quarterly to the Board of
     Directors/Trustees of each relevant Covered Fund and to the senior management of Credit Suisse. At least annually, each Covered Company shall prepare a written report to the Board of Directors/Trustees of each Covered Fund, and to the senior management of Credit Suisse, that:

          o describes issues that have arisen under the Code and under the Global Policy (insofar as they relate to employees, officers and directors of the Adviser or the Underwriter) since the last report, including, but not limited to, material violations of the Code or the Global Policy, as relevant, or procedures that implement the Code or the Global Policy, as relevant, and any sanctions imposed in response to those violations; and

          o certifies that each Covered Company has adopted procedures reasonably necessary to prevent Access Persons from violating the Code and to prevent employees, officers and directors of the Adviser and the Underwriter from violating the Global Policy.

          C. Material changes to this Code and to the Global Policy (insofar as they relate to employees, officers and directors of the Adviser or the Underwriter) must be approved by the Board of Directors/Trustees of each Covered Fund no later than six months after the change is adopted. That approval must be based on a determination that the changes are reasonably necessary, as applicable, to prevent Access Persons from engaging in any conduct prohibited by the Code and Rule 17j-1 under the 1940 Act or to prevent employees, officers and directors of the Adviser or the Underwriter from engaging in any conduct prohibited by the Global Policy and Rule 17j-1 under the 1940 Act. Board approval must include a separate vote of a majority of the Outside Directors.

VI.  SANCTIONS

Upon discovering that an Access Person has not complied with the requirements of this Code, the senior management of the relevant Covered Company may impose on that person whatever sanctions are deemed appropriate, including censure; fine; reversal of transactions and disgorgement of profits; suspension; or termination of employment.

VII. CONFIDENTIALITY

All information obtained from any Access Person under this Code shall be kept in strict confidence, except that reports of transactions will be made available to the Securities and Exchange Commission or any other regulatory or self-regulatory organization to the extent required by law or regulation. The Adviser or the Underwriter may also make such information with regard to an Advisory Person available to (i) any other business unit or legal department of the Credit Suisse Group, including any of its domestic or foreign subsidiaries or branches, (ii) such Advisory Person's manager and (iii) the local or global Executive Committee (or equivalent bodies and their appointees), to the extent permissible under applicable laws and regulations, to review the Advisory Person's personal trading information.

VIII. FURTHER INFORMATION

The Designated Supervisory Persons are J. Kevin Gao and Emidio Morizio and their designees in Credit Suisse's Legal and Compliance Department. Any questions regarding the Code of Ethics should be directed to a Designated Supervisory Person.


Dated:  June 5, 2007

                                                                       EXHIBIT 1

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                 CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.

         CREDIT SUISSE FUNDS, CREDIT SUISSE INSTITUTIONAL FUNDS, CREDIT
                            SUISSE CLOSED-END FUNDS

                                 CODE OF ETHICS

                       DEFINITION OF BENEFICIAL OWNERSHIP

The term "Beneficial Ownership" as used in the attached Code of Ethics is to be interpreted by reference to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("Rule"). Under the Rule, a person is generally deemed to have Beneficial Ownership of securities if the person (directly or indirectly), through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the securities.

The term "pecuniary interest" is generally defined in the Rule to mean the opportunity (directly or indirectly) to profit or share in any profit derived from a transaction in the securities. A person is deemed to have an "indirect pecuniary interest" within the meaning of the Rule:

o in any securities held by members of the person's immediate family sharing the same household; the term "immediate family" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, as well as adoptive relationships;

o a general partner's proportionate interest in the portfolio securities held by a general or limited partnership;

o a person's right to dividends that is separated or separable from the underlying securities;

o    a person's interest in certain trusts; and

o    a person's  right to acquire  equity  securities  through  the  exercise or
     conversion   of  any   derivative   security,   whether  or  not  presently
     exercisable.(1)

                                                                    ATTACHMENT A

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                 CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.
         CREDIT SUISSE FUNDS, CREDIT SUISSE INSTITUTIONAL FUNDS, CREDIT
                            SUISSE CLOSED-END FUNDS
                                 CODE OF ETHICS

                              INITIAL CERTIFICATION

I certify that:

o I have read and understood (1) the Code of Ethics, (2) the Legal and Compliance Manual for Credit Suisse Asset Management, LLC, (3) the Credit Suisse Asset Management Business Conduct Manual, (4) the Credit Suisse Asset Management, LLC Policy and Procedures Designed to Detect and Prevent Insider Trading and (5) the Credit Suisse Group Code of Conduct and recognize that I am subject to their requirements (collectively the "Compliance Policies");

o I have read and understood the Global Policy and recognize that I am subject to certain of its requirements, as delineated in the Code of Ethics;

o I have disclosed or reported all personal securities holdings in which I had any direct or indirect Beneficial Ownership and accounts in which any securities were held for my direct or indirect benefit as of the date I became affiliated with Credit Suisse or a Covered Fund; and

o (1) I will comply with all Compliance Policies and the provisions of the Global Policy to which I am subject and (2) all of my activities and the activities of others under my direct supervision will comply with all Compliance Policies, the provisions of the Global Policy to which I am or they are subject and relevant legal and regulatory requirements.

--------------------------------            -------------------------------
Signature of Access Person                           Date

--------------------------------
Print Name

                                                                    ATTACHMENT B

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                 CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.
         CREDIT SUISSE FUNDS, CREDIT SUISSE INSTITUTIONAL FUNDS, CREDIT
                             SUISSE CLOSED-END FUNDS
                                 CODE OF ETHICS

                              ANNUAL CERTIFICATION

I certify that:

o I have read and understood (1) the Code of Ethics, (2) the Legal and Compliance Manual for Credit Suisse Asset Management, LLC, (3) the Credit Suisse Asset Management Business Conduct Manual, (4) the Credit Suisse Asset Management, LLC Policy and Procedures Designed to Detect and Prevent Insider Trading, (5) the Credit Suisse Group Code of Conduct, (6) the Credit Suisse Asset Management, LLC Employee Handbook and (7) the Global Policy and all other policies and procedures to which I am subject (collectively, the "Compliance Policies") which were in effect for the year ended December 31, 2___ and recognize that I am subject to their requirements (with respect to the Global Policy, I am subject only to those provisions as set forth in the Code of Ethics);

o I have complied with all requirements of the Compliance Policies and all relevant legal and regulatory requirements in effect during the year ended December 31, 2___;

o I have disclosed or reported all personal securities transactions for the year ended December 31, 2___ and all personal securities holdings in which I had any direct or indirect Beneficial Ownership and all accounts in which any securities were held for my direct or indirect benefit as of December 31, 2___;

o I have not, directly or indirectly, made or caused someone else to make a false or misleading statement or omission to an accountant in connection with (A) any audit of Credit Suisse, its affiliates, or of any Credit Suisse-advised registered investment company or (B) the preparation of any document required to be filed with the SEC, or taken any action to fraudulently influence, coerce, manipulate or mislead any public accountant engaged in an audit or review of Credit Suisse, its affiliates or of any Credit Suisse-advised registered investment company's financial statements; and

o all of my activities and the activities of others under my direct supervision have complied with all relevant legal and regulatory requirements, Compliance Policies and the provisions of the Global Policies to which I am or they are subject, in each case in effect during the year ended December 31, 2___.


--------------------------------            -------------------------------
Signature of Access Person                           Date

--------------------------------
Print Name

                                                                    ATTACHMENT C

            CREDIT SUISSE ASSET MANAGEMENT, LLC - PERSONAL SECURITIES ACCOUNT DECLARATION ALL ACCESS PERSONS MUST COMPLETE EACH
                  APPLICABLE ITEM (1,2,3 OR 4) AND SIGN BELOW.

1. The following is a list of securities accounts or open-ended mutual funds in which I have Beneficial Ownership:

                   BROKER/DEALER                     ACCOUNT TITLE AND NUMBER            TITLE, NUMBER OF SHARES
                                                                                          AND PRINCIPAL AMOUNT
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------

2. The following is a list of securities accounts in which I had Beneficial Ownership that have been opened in the past year:

                   BROKER/DEALER                     ACCOUNT TITLE AND NUMBER            TITLE, NUMBER OF SHARES
                                                                                          AND PRINCIPAL AMOUNT
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     The following is a list of securities accounts in which I had Beneficial
     Ownership that have been closed in the past year:

                   BROKER/DEALER                     ACCOUNT TITLE AND NUMBER            TITLE, NUMBER OF SHARES
                                                                                          AND PRINCIPAL AMOUNT
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------
     ------------------------------------------- --------------------------------- ------------------------------------

     ------------------------------------------- --------------------------------- ------------------------------------

3. The following is a list of any other securities or other investment holdings (securities acquired in a private placement or securities held in physical form) in which I have Beneficial Ownership (FOR SECURITIES HELD IN ACCOUNTS OTHER THAN THOSE DISCLOSED IN RESPONSE TO ITEMS 1 AND 2):

    NAME OF PRIVATE        DATE ACQUIRED      AMOUNT HELD           RECORD            PURCHASE          HOW ACQUIRED
   SECURITY OR OTHER                                                OWNER              PRICE           (BROKER/ISSUER)
       INVESTMENT
------------------------- ----------------- ----------------- ------------------- ----------------- ----------------------

------------------------- ----------------- ----------------- ------------------- ----------------- ----------------------
------------------------- ----------------- ----------------- ------------------- ----------------- ----------------------

------------------------- ----------------- ----------------- ------------------- ----------------- ----------------------
------------------------- ----------------- ----------------- ------------------- ----------------- ----------------------

------------------------- ----------------- ----------------- ------------------- ----------------- ----------------------
------------------------- ----------------- ----------------- ------------------- ----------------- ----------------------

------------------------- ----------------- ----------------- ------------------- ----------------- ----------------------

4.   I do not have Beneficial  Ownership in any securities  (brokerage) accounts
     or  otherwise  have  Beneficial   Ownership  of  any  securities  or  other
     instruments subject to the Code of Ethics. (Please initial.)

    -------------
    Initials

I declare that the information given above is true and accurate:

--------------------------------            -------------------------------
Signature of Access Person                           Date

-------------------------------
Print Name

(1) For purposes of the Rule, a person who is a shareholder of a corporation or similar entity is NOT deemed to have a pecuniary interest in portfolio securities held by the corporation or entity, so long as the shareholder is not a controlling shareholder of the corporation or the entity and does not have or share investment control over the corporation's or the entity's portfolio. The term "control" means the power to exercise a controlling influence over management or policies, unless the power is solely the result of an official position with the company.

[OBJECT OMITTED]][GRAPHIC OMITTED]
[OBJECT OMITTED] ][GRAPHIC OMITTED]          CREDIT SUISSE ASSET MANAGEMENT, LLC
                                                           Eleven Madison Avenue
                                                              New York, NY 10010
                                                           www.credit-suisse.com

EXHIBIT H

CODE OF ETHICS - GLOBAL AND US SUMMARY


Consistent with Rule 17j-1, the Code of Ethics imposes comprehensive pre-clearance, monitoring and reporting obligations on "Access Persons" (as defined therein) of CSAM. For the purposes of the Code of Ethics, each U.S. registered investment company that adopts the US Supplement ("Covered Fund"). "Advisory Persons" (as defined therein) must pre-clear trades of covered securities listed in the Global Policy for their own accounts with Local LCD (the "US Pre-Clearance Requirement").

Trade by Advisory Persons in shares in mutual funds and other regulated collective investment schemes are not subject to the US Pre-Clearance Requirement, but all trades and holdings are subject to the US Reporting Requirements (as described below) and all trades in securities of such funds (other than money market funds) are subject to the US Short-Term Trading Prohibition (as described below). The Local LCD (as defined above) will determine whether Advisory Person accounts must be maintained at a CSAM affiliate or unaffiliated entity. An Advisory Person generally may not purchase or sell any security, including shares of any mutual fund (other than money market funds), within two months of the date of the initial purchase or sale (the "US Short-Term Trading Prohibition").

An Advisory Person generally may not purchase or sell any covered security if at the time of such purchase or sale (i) there is a "buy" or "sell" order pending for a Covered Fund or (ii) the Advisory Person knows (or should know) that the covered security is being considered for purchase or sale by or for any Covered Fund (the "US Side-by-Side Trading Prohibition"). An Advisory Person generally may not trade in any covered security from five business days before through one business day after a Covered Fund trades in the security.

As applied to Covered Funds only, Advisory Persons are subject to other trading prohibitions and restrictions with respect to IPO and private-placed securities, futures contracts, options, financial spread betting, trading, hedging and speculation in CSG Securities, unlimited liability transactions and short selling. Each Advisory Person must submit to a Designated Supervisory Person (i) initial and annual certifications and (ii) within 10 days after the end of each calendar quarter, copies of all confirmations of all personal securities transactions and periodic statements for all securities accounts (the "US Reporting Requirements").